Exhibit 99.2

Zep Third Quarter Fiscal 2013 Earnings Conference Call July 2, 2013 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer © 2013 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Specifically, the following statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995: Statements regarding our optimism about our future results, statements regarding our ability to accelerate the pace of our business-simplification efforts and to thereby generate solid cash flow, statements regarding the impact of current trends and our restructuring and simplification activities on our free cash flow and margins, statements regarding the magnitude of the reductions of our revenue from such activities and the timing of the reductions, statements regarding our intent to develop more specific plans to reduce operating expenses and to demand-shape our product line, statements regarding a potential charge to earnings in the fourth quarter of fiscal 2013, statements regarding our expectation that gross margin will be in a range of 47-48% during fiscal 2013, statements regarding our expectation that our capital spending will range between $13 million and $14 million in fiscal 2013, statements regarding our expectation that free cash flow will be approximately 3% to 4% of sales for fiscal 2013 and statements regarding our ability to operate the business within the current credit agreement covenants. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from strategic planning and restructuring initiatives and timing of benefits; market demand; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2012. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 2 © 2013 Zep Inc. - All rights reserved.

Introduction

Third Quarter Summary 4 © 2013 Zep Inc. - All rights reserved. Remain Confident in Strategy Third quarter results were mixed Achieved progress on key strategic initiatives Generated strong free cash flow and improved balance sheet Overall financial results unacceptable Short and medium-term expectation for the business and our long term strategy

3rd Quarter Strategic Initiatives Update While disappointed in sales volume declines in both North American & European direct sales organizations Primarily the result of declines in sales force capacity Continue to believe that high quality products + Knowledgeable Zep rep = Value Add Food Processing Industrial/MRO Oil & Gas Focusing on investments in product innovation and market expansion initiatives 5 © 2013 Zep Inc. - All rights reserved. Focus recruiting efforts in these end markets

Intl. Car Wash Association Show 6 © 2013 Zep Inc. - All rights reserved.

New Initiatives - China 7 © 2013 Zep Inc. - All rights reserved.

Innovation Investments

New Initiatives – Food Processing 9 © 2013 Zep Inc. - All rights reserved. KEEPER® Professional: The Next Generation In Food Antimicrobial Intervention Eliminates Pathogens in Red Meat, Poultry, Seafood and Fresh Produce

New Initiatives - Transportation 10 © 2013 Zep Inc. - All rights reserved. Bulk Brake Wash Dispensing Vehicle Care Dispensing

New Initiatives – Zep Automotive 11 © 2013 Zep Inc. - All rights reserved.

New Initiatives – Air Care 12 © 2013 Zep Inc. - All rights reserved.

New Initiatives – Social Media 13 © 2013 Zep Inc. - All rights reserved.

Third Quarter 2013 Financial Results Diversification has created environment where revenue gains in selected markets offset declines in other areas In Q3 ’13 acquired revenue offset declines in legacy business Declines in Jan/San and Europe outpaced gains in the growing Industrial/MRO and Vehicle Care markets Gross profit margins grew, driven by: Zep Vehicle Care Partially offset by reduced manufacturing absorption due to reduced inventories; equated to approximately $0.06 reduction in EPS Focused on free cash flow and reduced net debt by $23.6 million 14 © 2013 Zep Inc. - All rights reserved.

Accelerating “Complexity Reduction” The Combination of acquisitions and an expanded product offering has grown top-line revenues with key platforms but also added complexity. Accelerating plan to address business complexity over the next several quarters will include: Positioning our platforms for growth Aligning our supply chain and support functions Generating solid free cash flow and improved margins 15 © 2013 Zep Inc. - All rights reserved. Preparing Balance Sheet for Future Acquisitions

Expectations Considering current trends, restructuring objectives, simplification initiatives and other actions, we expect: — Negative pressure on top-line results Next two quarters (Q4/Q1): Flat +/- 1%; acquired revenue offsets legacy declines and one less selling day Q2-Q3: 4-6% decline with no additional benefit from acquired revenues Expect to deliver more specific plans to bring operating expenses in-line with expected revenue — Expect these plans will generate free cash flow & improved margins — Expect details of restructuring plans on next earnings conference call 16 © 2013 Zep Inc. - All rights reserved.

Detailed Financial Performance

3Q ‘13 Sales Drivers 18 © 2013 Zep Inc. - All rights reserved. Revenue Increased 5.3% Due to Acquisitions $200 $175 $150 $125 $100 $75 $50 $25 $0 $176.6 ($8.5) $17.9 $186.0 (millions) 3Q12 Organic Revenue Acquisitions 3Q13

End Market Jan San / Institutional Automotive Aftermarket Vehicle Wash Industrial / MRO Food Processing Government & Schools 3Q’13 North American Sales End-market Performance © 2013 Zep Inc. - All rights reserved. 19 61% of revenue derived from Transportation-related and Industrial/Food end markets Note: End markets in order of Zep Inc. sales volume. Change 3Q ‘12 to 3Q ‘13 (6%) (3%) (2%) (13%) 90% 3%

20 3Q ‘13 Gross Profit Margin © 2013 Zep Inc. - All rights reserved. Year-over-Year +40bps Quarter-to-Quarter -70bps (1.0%) Expect Full-Year Gross Margin Range of 47% - 48% (0.3%) (0.8%)

3Q Operating Expense 21 © 2013 Zep Inc. - All rights reserved. Selling, distribution and administrative expense increased by $8.1 million due to addition of: — Zep Vehicle Care organization — $1 million intangible amortization expense Zep Vehicle Care contributed positively to operating profit Took steps to reduced fixed costs but were not able to fully offset sales volume declines

22 EBITDA © 2013 Zep Inc. - All rights reserved. EBITDA benefitted from Zep Vehicle Care, offset by organic declines and manufacturing absorption impacts from inventory reductions ($2.3) ($2.2)

23 GAAP & Cash EPS © 2013 Zep Inc. - All rights reserved. GAAP Earnings Per Share Cash Earnings Per Share* Absorption and Amortization Affected GAAP EPS ($0.07) ($0.06) ($0.02) * Cash earnings per share = reported earnings per share + amortization expense per share.

Free Cash Flow 3Q13 free cash flow was $16.3 million, vs. $8.0 million last year Improvement driven by: Inventory reduction of $5.7 million Reduced capital expenditures Anticipate capital spending of $13 to $14 million in FY 2013 Expect 2013 free cash flow as % sales of 3.0% - 4.0% 24 © 2013 Zep Inc. - All rights reserved.

Fixed Charge Coverage Ratio* Debt to EBITDA* Net Debt Position ($mm) Covenants Debt Position 25 © 2013 Zep Inc. - All rights reserved. Net debt decreased $23.6 million Expect fiscal 2013 net interest expense = $8 - $9 million Expect Debt to EBITDA ratio to remain relatively unchanged through Q1 2014* * As defined by Zep Inc.’s Credit Facility

Updated Long-Term Financial Objectives 1. $1 billion in revenue within 5 years 2. Target of 50 bps annualized EBITDA margin improvement 3. 11-13% annualized EPS improvement 4. Return on Invested Capital (ROIC) in excess of cost of capital 26 © 2013 Zep Inc. - All rights reserved.

Summary Near-Term Priorities Execute plans for business simplification and cost control while maintaining focus on strategic initiatives Fully develop Zep Vehicle Care Generating free cash flow to reduce debt 27 © 2013 Zep Inc. - All rights reserved.

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